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                                                                   EXHIBIT 10.28

                                 LEASE AGREEMENT

                                                              LEASE NUMBER   106

                                                        DATE OF LEASE   09-01-97

LESSOR:     LESLIE RUDD INVESTMENT COMPANY
            314 South Galena Street
            Aspen, Colorado 81611
            303-925-5866

LESSEE:     Dean & Deluca Brands, Inc.          LOCATION OF EQUIPMENT
            560 Broadway                        2526 E. 36th St.
            New York, NY   10012                North Circle
            212-226-6800                        Wichita, KS 67219

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TERM: 36 Months                       COMMENCEMENT DATE: 09-01-97


                             RENTAL PAYMENT SCHEDULE

$1,706.09 per month including sales and use tax for the first 36 months followed by $541.94 per month including sales and use tax until the Lease Agreement is terminated.


                                SECURITY DEPOSIT

$0 payable at time of signing of the Lease to be applied, if not used, to the last 0 rental payments, plus sales and use tax, in the inverse order of their respective maturities.


                              EQUIPMENT DESCRIPTION
                    (Model #, Serial #, or Other Description)
                  Hesston Business Interiors - Office Furniture
        All Office Furniture @ the 2526 E. 36th St. Location - Installed
        including but not limited to Desks, Chairs, Tables, File Cabinets

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                                LEASE NUMBER 106


                                 LEASE AGREEMENT

This Lease shall constitute an agreement of lease and nothing herein shall be construed as conveying to Lessee any right, title, or interest in any of the Equipment. The undersigned agree to all terms and conditions set forth above and in witness thereof hereby execute this Lease.


                                 NAME OF LESSEE:
                           Dean & Deluca Brands, Inc.


SIGNED BY:  /s/ DANE J. NELLER
            ------------------------------------------------
            Dane J. Neller
            Chief Executive Officer                                     Seal

This Lease shall not become effective until accepted by Lessor.


                                 NAME OF LESSOR:
                         LESLIE RUDD INVESTMENT COMPANY

ACCEPTED DATE:  09-01-97

SIGNED BY:  /s/ JON BOWMAN
            ------------------------------------------------
            Jon Bowman
            Secretary

LESSEE'S SIGNATURE IN INK REQUIRED ON ORIGINAL LEASE AND LESSEE'S COPY.




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